Exhibit 10.31

AMENDMENT TO COLLABORATION AND LICENSE AGREEMENT BETWEEN NANOMERICS LTD. AND VIRPAX PHARMACEUTICALS, INC.

This Amendment to the Collaboration and License Agreement (this “Amendment”) is made effective as of December 31, 2020 (the “Amendment Effective Date”) between Virpax Pharmaceuticals, Inc. (“Virpax”) and Nanomerics Ltd. (“Nanomerics”). Virpax and Nanomerics are each sometimes referred to herein as a “Party” and, collectively, as the “Parties.”

WHEREAS, Virpax and Nanomerics are parties to that certain Collaboration and License Agreement, dated as August 7, 2020, (the “Nanomerics License Agreement”);

WHEREAS, the Parties desire to modify certain terms of the Nanomerics License Agreement as set forth in this Amendment;

WHEREAS, any capitalized term not separately defined in this Amendment shall have the meaning ascribed to it in the License Agreement, and

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Amendment.

i.	The defined term “Funding Expiry Date” in Section 1 of the Nanomerics License Agreement shall be deleted and replaced in its entirety with the following:

“Funding Expiry Date” means the date (if any) specified as such in the Funding Plan and as defined in Section Error! Reference source not found, or if no such date is specified the 31st of March 2021.

2.	Term of Amendment. This Amendment shall be in effect from the Amendment Effective Date and shall continue for the term of the Nanomerics License Agreement.

3.	Full Force and Effect. Except as specifically modified or amended by the terms of this Amendment, the Nanomerics License Agreement and all provisions contained therein are, and shall continue, in full force and effect and are hereby ratified and confirmed.

4.	Integration. The Nanomerics License Agreement, as amended by this Amendment, contains the entire agreement of the Parties with regard to this Amendment and the Nanomerics License Agreement, and supersedes and replaces any prior agreements as to that matter. Neither this Amendment nor the Nanomerics License Agreement may be changed or modified, in whole or in part, except by an instrument in writing signed by the Parties.

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THIS AMENDMENT IS EXECUTED by the authorised representatives of the Parties on the dates indicated below but effective as of the Amendment Effective Date.

Signed for and on behalf of	Signed for and on behalf of

NANOMERICS LTD	VIRPAX PHARMACEUTICALS, INC.

/s/ Andreas G. Schatzlein	/s/ Anthony P. Mack
Name: Andreas G. Schatzlein	Name: Anthony P. Mack

Title: Chief Executive Officer	Title: Chairman & Chief Executive Officer

Date: 5 Jan 2021	Date: January 5, 2021